Net Finance Costs - Summary of Net Finance Costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2022
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	$ 1,467	$ 997	$ 491
Interest capitalised at 6.82% (2023: 5.71%; 2022: 2.90%)	(530)	(271)	(113)
Interest on lease liabilities	181	130	119
Discounting on provisions and other liabilities	1,064	1,293	645
Other gains and losses:
Fair value change on hedged loans	(214)	(803)	(1,286)
Fair value change on hedging derivatives	188	691	1,277
Exchange variations on net debt	27	9	(99)
Other	15	14	16
Total financial expenses	2,198	2,060	1,050
Financial income
Interest income	(709)	(529)	(81)
Net finance costs	$ 1,489	$ 1,531	$ 969